 Rule 497(e)

Registration Nos. 333-273052 and 811-23887

Roundhill ETF Trust

(the “Trust”)

Roundhill Neocloud ETF

(the “Fund”)

August 10, 2026

Supplement to the Fund’s Prospectus Dated August 5, 2026

Notwithstanding anything to the contrary in the Fund’s Prospectus, the fourth paragraph under the heading “Additional Information About the Fund’s Principal Investment Strategy” in the section entitled “Additional Information About the Fund’s Principal Investment Strategies” is hereby deleted in its entirety and replaced with the following:

“In seeking to achieve the Fund’s investment objective, the Adviser constructs the portfolio in accordance with its proprietary security selection methodology that is a form of modified market cap weighting, allotting larger allocations to the largest incumbents in the Neocloud space. The Fund will also seek to invest in those companies with a minimum market capitalization of $500 million and an average daily trading volume of at least $5 million. The Fund may also invest in securities offered in an initial public offering (“IPO”) or in companies that have recently completed an IPO. The Adviser rebalances and reconstitutes the weighting of the companies comprising the Fund’s portfolio on at least a quarterly basis.”

Please Keep this Supplement for Future Reference